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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K/A

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                        February 14, 2001

                        Jade Financial Corp.
    (Exact name of registrant as specified in its charter)

       Pennsylvania           001-15351           23-3002586

(State or other jurisdiction  (Commission       (IRS Employer
     of incorporation)         File Number)       Ident. No.)

213 W. Street Rd, Feasterville, PA                    19053
(Address of principal executive offices)              (Zip Code)

         Registrant's telephone number, including area code
                          (215) 322-9000

                                N/A
(Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On February 14, 2001, Jade Financial Corp. (the "Company") issued a press release to announce its intention to write-off, for the year ended December 31, 2000, its investment of $2.5 million in BankZip.com, an Internet aggregator of banking services.

Exhibits.

No.      Exhibit

2.1     Press Release dated February 14, 2001.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              JADE FINANCIAL CORP.

Dated:  February 15, 2001

By /s/John J. O'Connell
     John J. O'Connell, Chairman
     of the Board



                           EXHIBIT INDEX

No.     Exhibit

2.1     Press Release dated February 14, 2001